Exhibit 10.33

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

Note No. PM-31
$50,000	Date of Issuance: September 26, 2018

1.          FOR VALUE RECEIVED, AudioEye, Inc., a Delaware corporation (the “Company”), promises to pay to Equity Trust Custodian, FBO Alexandre Zyngier IRA (the “Holder”), or its registered assigns, the principal sum of $50,000, or such lesser amount as shall then equal the outstanding principal amount hereof, together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This Convertible Promissory Note (this “Note”) is issued pursuant to the Note and Warrant Purchase Agreement, dated as of October 9, 2015, executed by the Company, the Holder, and the other parties thereto (as the same may from time to time be amended, modified, extended, renewed or restated, the “Purchase Agreement”). In the event of any conflict between the provisions of this Note and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall govern. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2.          Repayment.

(i)          On Maturity Date. If not converted pursuant to Section 6 herein, all principal, interest and other charges and amounts to be paid hereunder shall be due and payable, in full in one lump sum, on the earliest of (a) October 9, 2018 (the “Maturity Date”) or (b) the date such amounts become due and payable after the occurrence of an Event of Default in accordance with Section 11 herein. In the event of any conversion pursuant to Section 6 herein, all interest shall be so converted and shall not be payable in cash.

(ii)         Upon Consummation of Change of Control. If a Change of Control occurs prior to the earlier of the consummation of an Equity Financing (as defined below) and the Maturity Date, then this Note shall be repaid upon the consummation of the Change of Control in an amount equal to the product of (A) 1.4 and (B) the outstanding principal amount and all accrued and unpaid interest on this Note. “Change of Control” shall mean either (i) the acquisition of the Company by one or more persons or entities by means of any transaction or series of transactions to which the Company is party (including any stock acquisition, reorganization, merger or consolidation, and including any sale or issuance of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain, as a result of shares of capital stock in the Company held by such holders prior to such transaction, at least a majority of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or (ii) a sale of all or substantially all of the assets of the Company.

3.          Interest. Until this Note is converted pursuant to Section 6 herein, payable-in-kind interest (the “PIK Interest”) shall accrue at a rate of ten percent (10%) per annum on the outstanding principal balance of this Note commencing on the date hereof, and shall continue accruing until repayment or conversion of all amounts due hereunder. PIK Interest shall be due and payable on the Maturity Date and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

4.          Prepayment. The Company may not prepay this Note prior to the Maturity Date without the consent of the Holder.

5.          Payment Process. All payments to be made by the Company “(other than Equity Securities or, upon irrevocable election prior to such conversion, Special Warrants, as defined below, issued upon conversion of this Note in accordance with Section 6) shall be made in cash in immediately available funds, without set-off, recoupment or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, fees, deductions, withholdings, restrictions or conditions of any nature.

6.          Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

7.          Conversion. If the Company issues or sells equity securities of the Company (excluding convertible debt securities) (“Equity Securities”) in a single transaction or series of related transactions for cash of at least $1,000,000 (excluding the conversion of the Notes and excluding the shares of common stock, $0.00001 par value per share, of the Company (“Common Stock”) to be issued upon exercise of the Warrants dated as of the date hereof and issued in connection with the Purchase Agreement (the “Warrants”)) on or before the Maturity Date (the “Equity Financing”), all of the unpaid principal of this Note plus accrued interest on this Note shall be automatically converted at the closing of the Equity Financing into (a) a number of shares of the same class or series of Equity Securities as are issued or sold by the Company in such Equity Financing (or a class or series of Equity Securities identical in all respects to and ranking pari passu with the class or series of Equity Securities issued and sold in such Equity Financing) (such persons that have not elected to receive Special Warrants, the “Default Equity Converting Holders”) or (b) if irrevocably elected prior to the closing of the Equity Financing, a warrant, in substantially the form attached hereto as Exhibit A (the “Special Warrant”), to purchase, at an exercise price of $0.001 per share, a number of shares of the same class or series of Equity Securities as are issued and sold by the Company in such Equity Financing (or a class or series of Equity Securities identical in all respects to and ranking pari passu with the class or series of Equity Securities issued and sold in such Equity Financing) (such persons that elected to receive Special Warrants, the “Warrant Converting Holders”), which number of shares (in the case of Default Equity Converting Holders) or shares issuable upon the exercise of the Special Warrant (in the case of Warrant Converting Holders) shall be determined by dividing (i) the principal and accrued and unpaid interest amount of the Note by (ii) 60% of the price per share at which such Equity Securities are issued and sold in such Equity Financing (the “Conversion Shares”); provided that, notwithstanding the foregoing, in the case of Warrant Converting Holders, the exercise of the Special Warrant (and the maximum number of Conversion Shares that the Holder may acquire) shall be subject in all respects to the limitations on exercise set forth in the Special Warrant, including Section 9 thereof. The following Equity Securities shall not be deemed to be issued or sold as part of the Equity Financing: (i) Common Stock or options to purchase Common Stock issued, sold or granted pursuant to the Company’s equity incentive plans; or (ii) securities of the Company issued pursuant to the exercise of any convertible or exercisable securities outstanding as of the date of this Note (the securities set forth in clauses (i) and (ii), collectively, the “Excluded Securities”). In the event the Company does not complete an Equity Financing prior to the Maturity Date, the holders of a majority in interest of the aggregate outstanding principal amount of the Notes may elect to cause all Notes to convert into either shares of capital stock of the Company or, in the case of persons who have irrevocably elected warrants, warrants to purchase shares of capital stock of the Company on such terms as are agreed to by such holders and the Company; provided, however, that the restrictions on exercise of such warrants shall be no less than those set forth in the Special Warrant, including Section 9 thereof.”

8.          Affirmative Covenants. Until all amounts outstanding under this Note have been paid in full, or the Note has been converted, unless the Holders of a majority in interest of the outstanding principal under the Notes consent otherwise, the Company shall:

(a)          during normal business hours, permit the Holder to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such times as reasonably may be requested by the Holder;

(b)          as soon as possible and in any event within two (2) business days after it becomes aware that a Default or an Event of Default has occurred, notify the Holder in writing of the nature and extent of such Default or Event of Default and the action, if any, it has taken or proposes to take with respect to such Default or Event of Default; and

(c)          upon the request of the Holder, promptly execute and deliver such further instruments and do or cause to be done such further acts as may be necessary or advisable to carry out the intent and purposes of the Note.

9.          Negative Covenants. Until all amounts outstanding under this Note have been paid in full, or the Note has been converted, without the consent of the Holders of a majority in interest of the outstanding principal under the Notes, the Company shall not:

(a)          incur any indebtedness in an amount equal to or greater than $250,000;

(b)          (i) sell, transfer or otherwise dispose of any of the Company’s properties, assets and rights to any person except in the ordinary course of business, (ii) enter into any merger, combination, reorganization, recapitalization or consolidation of the Company, or (iii) issue, sell or transfer any Equity Securities to any person in a transaction or series of transactions, in which the equity holders of the Company immediately prior to such transaction or first of such series of transaction, no longer own a majority of the Company’s or any successor entity’s issued and outstanding Equity Securities immediately after such transaction or series of such transactions.

(c)          make any loans, investments, capital expenditures or acquisitions in an amount equal to or greater than $250,000; or

(d)          liquidate, wind-up or dissolve or instruct or grant resolutions to any liquidator of the Company.

10.         Mechanics and Effect of Conversion.

(a)           Upon the conversion of this Note in accordance with Section 6 hereof, the Company shall be forever released from all its obligations and liabilities under this Note. In connection with conversion of this Note into Special Warrants pursuant to Section 6 by a Warrant Converting Holder, the Company shall execute and deliver the Special Warrant to such Warrant Converting Holder.

(b)           In the case of Default Equity Converting Holders, no fractional Common Shares shall be issued upon the conversion of this Note in full. In lieu of the Company issuing any fractional Common Shares to the Holder, Company shall pay to the Holder the amount of outstanding principal or interest that is not so converted.”

11.        Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder (and any event that with the giving of notice or passage of time would constitute an Event of Default shall be referred to as a “Default”):

(a)          the failure of the Company to make any payment of principal or interest on this Note when due, whether at maturity, upon acceleration or otherwise, or the failure of the Company to convert the principal and interest on this Note to Equity Securities or the Special Warrant in accordance with Section 6;

(b)          (i) the Company or a subsidiary of the Company (a “Subsidiary”) makes a determination to discontinue (or does cease to conduct) business, makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; (ii) an order, judgment or decree is entered adjudicating the Company or a Subsidiary as bankrupt or insolvent; (iii) any order for relief with respect to the Company or a Subsidiary is entered under the U.S. Bankruptcy Code or any other applicable bankruptcy or insolvency law; (iv) the Company or a Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or a Subsidiary or of any substantial part of the assets of the Company or a Subsidiary commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or (v) any such petition or application in (iv) above is filed, or any such proceeding is commenced, against the Company or a Subsidiary and either (x) the Company or such Subsidiary by any act indicates its approval thereof, consents thereto or acquiesces therein or (y) such petition, application or proceeding is not dismissed within sixty (60) days;

(c)          unless waived by the Holders of a majority in interest of the outstanding principal under the Notes, if the Company defaults in the due and punctual observance or performance of any of its covenants or other obligations contained in this Note, the Purchase Agreement or Warrants, and such failure continues for more than sixty (60) days after delivery of written notice thereof;

(d)          any representation or warranty of the Company made in the Purchase Agreement or Warrants shall be incorrect when made in any material respect; or

(e)          any of the Company’s indebtedness for borrowed money is accelerated as a result of a default or breach under any agreement for such borrowed money, including but not limited to loan agreements, or material breach under any real property lease agreements and capital equipment lease agreements, by which the Company is bound or obligated, which breach is not cured by the Company within sixty (60) days of delivery of written notice thereof.

If an Event of Default described in (b) above shall occur, the principal of and accrued interest on the Note shall become immediately due and payable without any declaration or other act on the part of the Holder. Immediately upon the occurrence of any Event of Default described in (b) above, or upon failure to pay this Note on the Maturity Date, the Holder, without any notice to the Company, which notice is expressly waived by the Company, may proceed to protect, enforce, exercise and pursue any and all rights and remedies available to the Holder under this Note, or at law or in equity.

If any other Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the Holder may by notice to the Company declare all or any portion of the outstanding principal amount of the Note to be due and payable, whereupon the full unpaid amount of the Note which shall be so declared due and payable shall be and become immediately due and payable without further notice, demand or presentment.

If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys’ fees and disbursement and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

12.        Successors and Assigns. Subject to the restrictions on transfer described in Section 13 below, the rights and obligations of Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

13.        Modification; Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holders of a majority of the outstanding principal under the Notes.

14.        Transfer of this Note.

(a)          This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless such legend is removed in accordance with Section 13(b). The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary. Notwithstanding anything to the contrary, this Note may be transferred from the Holder to an affiliate of the Holder, to a family member of the Holder, or to any trust, partnership, limited liability company or custodianship established for estate-planning purposes for the primary benefit of the Holder or his or her family members.

(b)          The restrictive legend set forth on the Note shall be removed and the Company shall issue a Note without such legend or any other legend to the Holder if (i) such Note or the Conversion Shares are sold pursuant to an effective registration statement under the Securities Act (provided that the Holder agrees to only sell such Note or Conversion Shares during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement), (i) such Note or Conversion Shares are sold or transferred pursuant to, and in accordance with all requirements of, Rule 144 (including, if applicable, the volume, manner-of-sale and notice filing provisions of Rule 144), or (iii) such Note or Conversion Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. The Company shall bear all costs incurred by it or a Holder relating to the removal of the legend in accordance with this Section 13(b), provided that the Company shall not be liable for any transfer taxes relating to the issuance of a new Note in the name of any person other than the relevant Holder and its affiliates.

For the purposes of this Section 13, the term “transfer” shall include any sale, pledge, gift, assignment, or other disposition of this Note or securities into which such Note may be converted.

15.        Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holders of a majority in interest of the outstanding principal under the Notes.

16.        Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

17.        Notices, etc. All notices, requests, consents, and other communications under this Note shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

(i)          if to the Holder its address set forth in the Purchase Agreement; and

(ii)         if to the Company at:

AudioEye, Inc.

5210 E Williams Cir, Tucson, AZ 85711

Attention: President

With a copy which shall not constitute notice to:

DLA Piper LLP (US)

401 Congress Avenue, Suite 2500

Austin, Texas 78701

Attention: Paul Hurdlow

facsimile (512) 457-7001

18.        Expenses. In the event of any default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

19.        Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state. In connection with any dispute which may arise hereunder, the parties hereby irrevocably submit to the exclusive jurisdiction of any court located in Delaware and each party waives any objection to the laying of venue therein.

20.        Savings. No part of this Note or any agreement entered into in connection herewith, nor any charge or receipt by Holder, is supposed to permit Holder to impose interest or other amounts in excess of lawful amounts, and shall be automatically constrained by this provision. If an excess occurs, Holder will apply it as a credit or otherwise refund it and the rate or amount involved will automatically be reduced to the maximum lawful rate or amount. To the extent permitted by law, for purposes of determining Holder’s compliance with law, Holder may calculate charges by amortizing, prorating, allocating and spreading.

21.        Powers and Remedies Cumulative; Delay or Omission Not Waiver of Event of Default. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

22.        Miscellaneous. The parties hereto hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of or any default under this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Section headings herein are for convenience only and shall not affect the construction hereof. Any provision of this Note which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. This Note shall bind the Company and its successors and permitted assigns. The rights under and benefits of this Note shall inure to the Holder and its successors and assigns.

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

COMPANY:

AUDIOEYE, INC.

By:	/s/ Todd A. Bankofier
Name: Todd A Bankofier
Title: Chief Executive Officer

AudioEye, Inc.

Convertible Promissory Note

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

HOLDER:

If Entity:

Entity Name: Equity Trust Custodian, FBO Alexandre Zyngier IRA

By:	/s/ Alexandre Zyngier

Name:	Alexandre Zyngier

Title:

If Individual:

Name:

Signature:

AudioEye, Inc.

Convertible Promissory Note

Exhibit 10.33

ANNEX I

EXHIBIT A

FORM OF SPECIAL WARRANT

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Warrant No. [  ]

AUDIOEYE, INC.

WARRANT

This Warrant (this “Warrant”) is issued as of [__________], by AudioEye, Inc., a Delaware corporation (the “Company”), to [__________] (the “Holder”) pursuant to Section 6 of that certain Secured Convertible Promissory Note No. [____], dated as of October [__], 2015, as amended by that certain First Amendment to Secured Convertible Promissory Note, dated as of April [●], 2016 (as so amended, the “Note”), issued by the Company to the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note.

1.          Number of Warrant Shares; Exercise Price. Subject to the terms and conditions set forth herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company, to purchase from the Company [______] shares of [__________________]1 $__________ par value per share (such class or series of stock, the “Applicable Class”) of the Company (as adjusted from time to time, “Warrant Shares”) at a price of $0.001 per Warrant Share (as adjusted for splits and the like, the “Exercise Price”).

2.          Exercise Period. This Warrant is exercisable as to the Warrant Shares covered hereby during the period commencing on the date hereof and continuing until 5:00 p.m. Arizona Time on [__________] (the “Expiration Date”).

3.          Method of Exercise. Subject to Sections 1, 2, 9 and 10 and the other terms and conditions of this Warrant, the Holder may exercise, in whole or in part, the purchase rights evidenced by this Warrant. Such exercise shall be effected by the surrender of this Warrant, together with a duly executed copy of the form of exercise notice attached hereto as Annex I (the “Exercise Notice”), to the secretary of the Company at its principal office, accompanied by either (x) the payment to the Company by cash, check or wire transfer of an amount equal to the product of (i) the Exercise Price multiplied by (ii) the number of Warrant Shares being purchased (such product, the “Purchase Price”) or (y) the payment of the Purchase Price through a “cashless exercise” in accordance with Section 4. The date on which the Exercise Notice is delivered to the secretary of the Company is an “Exercise Date.” Each aggregate exercise amount paid shall be rounded up to the nearest $0.01.

1 NTD: Number and type of securities to be determined in accordance with the terms of Section 6 of the Note.

4.           Cashless Exercise. In the event the Holder elects to satisfy its obligation to pay the Purchase Price through a “cashless” exercise, the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X= Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is being exercised;

“A” equals the arithmetic average of the Closing Sale Prices of the shares of the Applicable Class for the five (5) consecutive Trading Days ending on the date immediately preceding the Exercise Date (the “Fair Market Value”); and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets. “Trading Day” means a day on which exchanges in the United States are open for the buying and selling of securities. “Principal Trading Market” means the OTC Bulletin Board, the OTC Markets, NASDAQ or a national securities exchange. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

5.           Rule 144. For purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”), it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Original Issue Date of this Warrant (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

6.           Certificates for Warrant Shares. If the shares of the Company are certificated, upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued and delivered to the Holder as soon as practicable thereafter, with a legend substantially similar to the legend set forth below (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER’S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.”

2

Upon any partial exercise of this Warrant, the Company shall forthwith issue and deliver to the Holder a new warrant or warrants of like tenor as this Warrant for the remaining portion of the Warrant Shares for which this Warrant may still be exercised.

The legend set forth in this Section 6 shall be removed and the Company shall issue a certificate (or issue in an uncertificated form) without such legend or any other legend to the Holder if (a) such Warrants or Warrant Shares are sold pursuant to an effective registration statement under the Act (provided that the Holder agrees to only sell such Warrant or Warrant Shares during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement), (b) such Warrants or Warrant Shares are sold or transferred pursuant to, and in accordance with all requirements of, Rule 144 (including, if applicable, the volume, manner-of-sale and notice filing provisions of Rule 144), or (c) such Warrants or Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. The Company shall bear all costs incurred by it or a Holder relating to the removal of the legend in accordance with this Section 6, provided that the Company shall not be liable for any transfer taxes relating to the issuance of a new certificate or statement in the name of any person other than the relevant Holder and its affiliates.

7.            Issuance of Warrant Shares. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully-paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof (except for any applicable transfer taxes, which shall be paid by the Holder).

8.            Reservation of Warrant Shares. From the date hereof until the Expiration Date, the Company shall at all times reserve and keep available out of its authorized but unissued shares of the Applicable Class equal to the Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock of the Company upon the exercise of this Warrant.

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9.            Limitation on Exercise. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates and any other member of a “group”) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of common stock, par value $0.00001 per share (the “Common Stock”) of the Company outstanding immediately after giving effect to such exercise (including such shares of Common Stock as may be obtained through the conversion of the Warrant Shares, if applicable). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder, its affiliates and any member of a group shall include the number of shares of Common Stock (including such shares of Common Stock as may be obtained through the conversion of the Warrant Shares, if applicable) issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this paragraph, beneficial ownership and whether the Holder is a member of a group shall be calculated and determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the transfer agent for the Company setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall, within two (2) Business Days, confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder, its affiliates or any member of a group since the date as of which such number of outstanding shares of Common Stock was reported. The Holder shall disclose to the Company the number of shares of Common Stock that it, its affiliates or any member of a group owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to exercising this Warrant. For clarification, if the Holder (together with the Holder’s affiliates and any other member of a group) beneficially owns more than 9.99% of Common Stock before the exercise of this Warrant, the Holder will not be able to exercise this Warrant, subject to the limitations contained herein until the Holder’s beneficial ownership (together with the Holder’s affiliates and any other member of a group) is less than such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

10.         Irrevocable Proxy for Certain Voting Applicable Class. If the Applicable Class are themselves voting securities or convey voting rights on an as-converted basis prior to such conversion, the Holder agrees to grant to the Company and the persons named as proxies by the Company or its management upon exercise of this Warrant an irrevocable proxy (the “Irrevocable Proxy”) related to such number of Warrant Shares as is necessary to reduce the aggregate voting power of all securities voting together with the Common Stock owned by the Holder or its affiliates and group members, so that the Holder’s aggregate voting power does not exceed 9.9% (such Warrant Shares, the “Voting Applicable Shares”), provided, however, that the Irrevocable Proxy will not apply with respect to any vote relating to the amendment of the terms of the Applicable Class. Warrants and other securities that are subject to a limitation on conversion analogous to the limitation set forth in Section 9 will not be deemed to be outstanding for the purposes of this Section until exercised. The number of Voting Applicable Shares subject to the Irrevocable Proxy will automatically increase upon the acquisition, including through exercise or conversion of derivative securities, of securities conveying voting power and decrease upon the disposition of securities. The Holder will, following the exercise of this Warrant for Voting Applicable Shares, notify the Company of acquisitions of securities carrying voting rights by it, its affiliates or group members unless notice is otherwise provided and, to the extent the Holder wishes to have the Irrevocable Proxy reduced, of any dispositions. The Company or its proxies will vote the Voting Applicable Shares subject to the Irrevocable Proxy in proportion to the votes collected from owners of securities conveying voting power other than the Holder in proportion to such votes and the relevant voting power of the securities held. The Irrevocable Proxy will be deemed to be coupled with an interest.

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11.         Adjustment of Exercise Price and Number of Warrant Shares. The number of and kind of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)          Subdivisions, Combinations and Other Issuances. If the Company shall at any time or from time to time prior to the Expiration Date subdivide the Applicable Class, by forward stock split or otherwise, or combine such shares, or issue additional shares as a dividend with respect to any such shares, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per Warrant Share, but the Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. The aggregate Exercise Price shall be reduced by the aggregate amount of cash dividends paid to holders of equity securities in the Company prior to the date of the Holder’s exercise of the Warrant. Any adjustment under this Section 11(a) shall become effective as of the record date of such subdivision, combination, dividend, or other distribution, or in the event that no record date is fixed, upon the making of such subdivision, combination or dividend.

(b)          Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Applicable Class prior to the Expiration Date (other than as a result of a subdivision, combination, or stock dividend provided for in Section 11(a) above), whether through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of substantially all the assets of the Company, or other change in the capital structure of the Company (any of the foregoing, a “Sale Event”), then, as a condition of such Sale Event, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such Sale Event, he had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. If the Company, at any time while this Warrant is outstanding, distributes to holders of the Applicable Class (i) evidences of its indebtedness, (ii) any security (other than a distribution of the Applicable Class covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distributed Property. The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder, if not the Company, agrees to be bound by and comply with the provisions of this Warrant.

(c)          Rights Included in Certificate of Designation, Etc. The Warrant Shares issuable upon exercise of this Warrant shall be subject to the rights, privileges, powers and other designations, if any, of the Applicable Class, as set forth in the certificate of incorporation of the Company or in any certificate of designation thereto, including any applicable anti-dilution protections, as if such Warrant Shares had been issued to the Holder on the date of issuance of this Warrant.

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(d)          Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Warrant Shares or other securities or property thereafter purchasable and/or the Exercise Price after giving effect to such adjustment upon exercise of this Warrant.

(e)          Notice of Sale Event or Distributed Property. The Company shall promptly notify the Holder (i) of any Sale Event and the kind and amount of shares of stock or other securities or property to which the Holder will be entitled in accordance with Section 11(b), and (ii) in the event there is any distribution of Distributed Property, the portion of the Distributed Property to which the Holder is entitled in accordance with Section 11(b).

12.          Further Limitations on Disposition. The Holder agrees not to dispose of all or any portion of the Warrant Shares or the Warrant (a) unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (b) unless the proposed disposition is pursuant to a transaction exempt from the registration requirements of the Act; provided, however, that the Holder may dispose or otherwise transfer the Warrant to an affiliate of the Holder, to a family member of the Holder, or to any trust, partnership, limited liability company or custodianship established for estate-planning purposes for the primary benefit of the Holder or his or her family members, in each case without the requirements set forth in this Section 12.

13.          No Fractional Warrant Shares. Notwithstanding any provisions to the contrary in this Warrant, the Company shall not be required to issue any Warrant Shares representing fractional Warrant Shares, but may instead make a payment in cash based on the Exercise Price.

14.          No Rights as Stockholders. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any pre-emptive rights, and the Holder shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or as otherwise agreed. Upon exercise of this Warrant, the Holder shall become a stockholder of the Company in accordance with the Company’s certificate of incorporation, to the extent such Holder is not already a stockholder of the Company.

15.          Loss, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

16.          Miscellaneous.

(a)         Further Acts. Each of the parties hereto agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Warrant.

(b)         Notices. Unless otherwise provided, all notices and other communications required or permitted under this Warrant shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person in that certain Note and Warrant Purchase Agreement, dated as of October [●], 2015, by and among the Company, the Holder and the other parties thereto, or at such other address or facsimile number as such party may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

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(c)         Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Holders of outstanding Warrants exercisable for at least a majority of the Warrant Shares. No waiver by the Company or the Holders of outstanding Warrants exercisable for at least a majority of the Warrant Shares, waiving on behalf of all Holders, or the Holder, waiving on its own behalf, of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by such parties so waiving. The Holder hereby acknowledges that any provision hereof may be amended, modified, supplemented or waived on its behalf by the Holders of outstanding Warrants exercisable for at least a majority of the Warrant Shares. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy; power or privilege.

(d)         Headings; References. The headings of sections contained in this Warrant are included herein for reference purposes only, solely for the convenience of the parties hereto, and shall not in any way be deemed to effect the meaning, interpretation or applicability of this Warrant or any term, condition or provision hereof.

(e)         Successors and Assigns. All of the covenants, stipulations, promises, and agreements in this Warrant shall bind and inure to the benefit of the parties’ respective successors and assigns, whether so expressed or not.

(f)         Governing Law. This Warrant any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to the conflicts of law provisions.

(g)         Entire Agreement. The terms and provisions of this Warrant supersedes all written and oral agreements and representations made by or on behalf of the Company. This Warrant contains the entire agreement of the parties.

(h)         Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(i)         Execution and Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument. Any one of such counterparts shall be sufficient for the purpose of proving the existence and terms of this Warrant and no party shall be required to produce an original or all of such counterparts in making such proof.

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(j)         Jurisdiction. EACH OF THE PARTIES AGREE THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS WARRANT OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE PARTIES HERETO HAS AGREED WITH OR REPRESENTED TO ANY OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. EACH OF THE PARTIES HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR WITH RESPECT TO THIS WARRANT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

(k)         Information Rights. While any securities of the Company remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the of the Exchange Act and are not exempt from reporting under Rule 12g3-2(b) under the Exchange Act, furnish to the Holder, upon request and at the Company’s expense, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act.

(l)          No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Warrant and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Warrant against impairment.

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IN WITNESS WHEREOF, this Warrant is executed as of the date first written above.

COMPANY:

AUDIOEYE, INC.

By:
Name:
Title:

Signature Page to Warrant

IN WITNESS WHEREOF, this Warrant is executed as of the date first written above.

HOLDER:

[ ]

By:
Name:
Title:

Signature Page to Warrant

ANNEX I

NOTICE OF EXERCISE

TO:

1.          The undersigned Warrantholder (the “Holder”) elects to acquire the Warrant Shares of AudioEye, Inc. (the “Company”), pursuant to the terms of that certain Warrant, dated [__________] (the “Warrant”), issued by the Company to the Holder. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

2.          The Holder elects to purchase ____ Warrant Shares as provided in Section 3 and (check one):

☐	tenders herewith a check in the amount of $_____ as payment of the Purchase Price

☐	intends that payment of the Purchase Price shall be made as a “cashless exercise” under Section 4 of the Warrant

3.          The Holder surrenders the Warrant with this Notice of Exercise.

4.          The Holder represents that it is acquiring the aforesaid Warrant Shares for investment and not with a view to, or for resale in connection with, distribution and that the Holder has no present intention of distributing or reselling the Warrant Shares unless in compliance with all applicable federal and state securities laws.

5.          Pursuant to this Notice of Exercise, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

By:
Name:
Title:
Date: